EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline welcomes Dr. Quinton Hennigh to Board of Directors and announces Eureka Drilling and Exploration Update

Coeur d’Alene, Idaho – September 15, 2020 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) is pleased to announce that Dr. Quinton Hennigh has joined its Board of Directors. The Company is well-capitalized after its recent US$3.7 million financing. Reverse circulation drilling is underway at Lookout Mountain on the Eureka property; a core rig will be added imminently.

Dr. Hennigh began his distinguished career in gold exploration after obtaining his PhD in Geology/Geochemistry from the Colorado School of Mines. He is Chairman and President of Novo Resources Corp, an emerging gold producer in Australia. His notable project involvements include First Mining Gold’s Springpole alkaline gold deposit in Ontario, Kirkland Lake Gold’s acquisition of the Fosterville gold mine in Australia, the Rattlesnake Hills alkaline gold deposit in Wyoming, and Lion One’s Tuvatu alkaline gold project on Fiji, among others.

Dr. Hennigh joins a team of Nevada-focused geologists, including directors David Mathewson, Paul Dircksen, and Bill Matlack, each with multi-million-ounce gold discovery experience.

Chairman Leigh Freeman noted, “We welcome Quinton to our exploration team. His exceptional discovery record, experience and insights will help us to test the substantial exploration upside of our projects.”

Dr. Hennigh added, “I’m excited to explore Timberline’s exceptional district-scale opportunities at Eureka and Seven Troughs.  Eureka represents a rare opportunity in Nevada for a significant new Carlin-type gold discovery with multi-million oz potential.”

Eureka Exploration

In 2013, Timberline defined a NI 43-101 gold resource of 508,000 oz M&I and 141,000 oz Inferred (refer to Updated Technical Report on the Lookout Mountain Project, MDA, Effective March 1, 2013, filed on SEDAR April 12, 2013) at Lookout Mountain.  The resource remains open in all directions and is elongate greater than 4 km north-south (Figure 1) and occurs on the western side of a largely undrilled greater than 4 km2 target area. Gold mineralization at Lookout Mountain has strong stratigraphic and structural controls and includes multiple multi-gram/tonne (g/t) high-grade gold zones (Table 1) previously drilled by Mr. Mathewson.

Mr. Mathewson commented, “The 2005-2007 core drilling at Lookout identified and documented geological, alteration, and structural features characteristic of and important to the formation of large Carlin-type gold deposits.  Lookout Mountain and the broader Eureka property have all the geological and geophysical characteristics for additional significant discoveries”.

Figure 1.  Gold Occurrences in the Eureka District

Ruby Hill / Archimedes**,
2014 Au Resource:
3,023,000 oz @ 0.65 g/t M&I
1,010,000 oz @ 1.39 g/t Inf
2006-2015 Au Production:
1.4 million oz
New York Canyon
Hamburg Mine
North Paroni Pit
Lost Jewel Mine
South Paroni Pit
South Paroni
Trail/Dug-out Tunnel
Windfall Pit
South Windfall
Rocky Canyon
Rustler Pit
South Rustler
Lookout Mountain Resource*
508,000 Ounces M&I
141,000 Ounces Inf.
Hamburg Ridge
Oswego
Paige-Corwin
South Adit:
Secret Canyon
Geddes-Bertrand/Oswego
Historical Open Pits
2013 Gold Resource*
Drill Indicated Gold
Land Outline
0 1 2 Miles
0 1 2 3 Kilometers
Eureka
Copyright: © 2013 National Geographic Society, i-cubed

** Resource from 2014 Barrick Gold Annual Report; Ounces gold production between a 2006 expansion and December 17, 2015 as disclosed by Waterton Global Resource Management, press release dated December 17, 2015.

DISCLAIMER: The location of Timberline's Eureka property in proximity to the Ruby Hill/Archimedes Mine does not imply that similar mineralization continues onto Timberline's property and that if it does it be of a quantity and quality to be economically extractable.

2 | TIMBERLINE RESOURCES

Table 1.  Representative High-Grade Gold Drill Intercepts from the Lookout Mountain(1)

Drill Hole	From (feet)	Length (feet)(2)	Gold (opt)	From (meters)	Length (meters)(2)	Gold (g/t)
BH05-01	270	65	0.344	82.3	19.8	11.8
BH05-03	193	3	2.250	58.8	0.9	77.1
BH06-02	445	27	0.364	135.7	8.2	12.5
BH06-07	406	92	0.217	123.8	28.0	7.4
BH06-10	0	55	0.503	0	16.8	17.2
BH06-13	148	3	1.47	45.1	0.9	50.4
BH06-16	0	33	0.380	0	10.0	13.0
BR-19	220	15	0.323	67.1	4.6	11.1
BR-19	385	75	0.283	117.4	22.9	9.7
BR-26	440	20	0.323	134.1	6.1	11.1
RTR-134	415	55	0.345	126.5	16.8	11.8
RTR-180	365	10	0.345	111.3	3.0	11.8
RTR-181	260	80	0.244	79.2	24.4	8.4
RTR-258	500	10	0.430	152.4	3.0	14.7
BHSE-126C	31	15	0.967	9.5	4.6	33.2
BHSE-151C	506	8.6	1.023	154.3	2.6	35.1
BHSE-152	1,030	10	0.165	314.0	3.1	5.7
(3)BHSE-171	1,020	10	0.230	311.0	3.1	7.9

(3)Refer to Updated Technical Report on the Lookout Mountain Project, MDA, Effective March 1, 2013, Filed on SEDAR April 12, 2013

(2)Drill thickness - True widths of drill intercepts have not been determined

(3)See News Release dated April 20, 2015 @ https://timberlineresources.co/2015 for QA/QC protocols

Lookout Mountain Drilling

Timberline recently began a drilling program at Lookout Mountain that is now in progress (Figure 2). Reverse circulation and core drilling will define and test extensions of the multi-g/t, high-grade gold in the historic pit-area, step out from the Orpiment Discovery Zone east of the pit, and test an induced-polarization/resistivity (IP) anomaly further east beneath post-mineral Tertiary volcanic cover in the Lookout graben.

District-scale exploration will utilize geological mapping and geophysical surveys to develop drill targets. Timberline is reviewing proposals to expand previous gravity, IP and CSAMT surveys to further advance understanding of the subsurface stratigraphy and structure of the Lookout, Windfall, and Oswego trends on the Eureka property.

3 | TIMBERLINE RESOURCES

Figure 2.  Lookout Mountain Drilling Program Plan

Historic Open Pit
High-Grade Drill Target Area
Resource Expansion Area
NI43-101 Gold Resource
RockyCanyon Drill Indicated Au
LM_PDH_2020_V3
Proposed Drill Holes
Core
RC
RC-C
Rocky Canyon Area
Quaternary
Eureka Quartzite
Pogonip Group
Proposed RC Drilling, "Gap Area"
NI43-101 Resource Area
N
0 400 800 Feet
0 100 200 Meters
Dolomite
High-Grade Gold Zone
Quaternary Landslide
Orpiment-Gold Discovery Zone
Jasperoid
Lookout Mountain Historic Open Pit
Proposed Core Drilling Area
Tertiary Volcanics
Shale
20200909 LM Detail Drilling_Letter Figure

4 | TIMBERLINE RESOURCES

About Timberline Resources:

Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada. These include the Lookout Mountain and the Windfall projects, both in the Eureka district. The Company is also operator of the Paiute joint venture project with Nevada Gold Mines in the Battle Mountain district.  These properties all lie on the prolific Battle Mountain-Eureka gold trend.  Timberline also controls the Seven Troughs property in Northern Nevada, which is one of the state’s highest-grade former gold producers. Timberline controls over 43 square miles (27,500 acres) of mineral rights in Nevada.  Detailed maps and NI 43-101 estimated resource information for the Lookout Mountain project at Eureka and NI 43-101 technical reports for the Paiute project may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol “TLRS” and on the TSX Venture Exchange where it trades under the symbol “TBR”.

Forward-looking Statements: Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These include, but are not limited to, statements regarding the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company’s business and other factors, including risk factors discussed in the Company's Form 10-Q for the quarter ended June 30, 2020.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

5 | TIMBERLINE RESOURCES